UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street
Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 828-9300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DXLG	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Harvey Kanter, President and Chief Executive Officer of Destination XL Group, Inc. (the “Company”), has entered into a stock trading plan (the “Trading Plan”), in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s insider trading policy. Under Rule 10b5–1, directors, officers and other employees of public companies who are not in possession of material non–public information may adopt a pre–arranged plan or contract providing for the sale of their company’s securities under specified conditions and at specified times.

The Trading Plan pertains only to the remaining unvested tranche of the performance share units (“PSUs”) awarded to Mr. Kanter when he joined the Company, which is 240,000 PSUs. The Trading Plan is solely for the sale of up to 240,000 shares of the Company’s common stock that may be received upon vesting of the remaining PSUs, and is effective until March 16, 2022, unless earlier terminated pursuant to its terms. Transactions made under the Trading Plan will be disclosed publicly by Mr. Kanter through Form 4 filings with the Securities and Exchange Commission. The Company does not undertake any obligation to report any trading plans that may be adopted by any officers or directors in the future, or to report any modification or termination of the Trading Plan or any other trading plan, whether or not the trading plan was publicly announced, except to the extent required by law.

In addition, Mr. Kanter gifted 605,673 shares of the Company’s common stock to an irrevocable trust for the benefit of his family (the “Trust”). Mr. Kanter did not retain any ownership, dominion or control over the shares transferred to the Trust, and he is not a trustee or beneficiary of the Trust. Mr. Kanter transferred shares to the Trust and adopted the Trading Plan for estate and financial planning purposes and long-term investment diversification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Destination XL Group, Inc.

Date:	December 10, 2021	By:	/s/ Robert S. Molloy
Robert S. Molloy General Counsel and Secretary